UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2012

LAPORTE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	001-33733	26-1231235
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

710 Indiana Avenue, LaPorte, Indiana	46350
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (219) 362-7511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.                      02           Results of Operations and Financial Condition

On July 26, 2012, LaPorte Bancorp, Inc. (the "Company") released a recent developments section in an amended registration statement on Form S-1 for the proposed new holding company of The LaPorte Savings Bank, LaPorte Bancorp, Inc., a Maryland corporation, in connection with its second-step conversion.  The recent developments describe the Company’s results of operations and financial condition at and for the three and six months ended June 30, 2012.  The text of the recent developments section is included as Exhibit 99.1 to this report. The recent developments text is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Number	Description

99.1	Recent Developments of the Company at and for the three and six months ended June 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAPORTE BANCORP, INC.

DATE: July 27, 2012	By:	\s\ Michele M. Thompson
Michele M. Thompson
President and Chief Financial Officer